SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549

                                  FORM 8-K

                               Current Report

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): October 25, 2001


                                ACE LIMITED
           (Exact name of registrant as specified in its charter)


        Cayman Islands           1-11778                98-0091805
(State or other jurisdiction   (Commission   (I.R.S. Employer of Incorporation)
                                File Number)         Identification No.)


          ACE Global Headquarters
            17 Woodbourne Avenue
               Hamilton, Bermuda                                HM 08
      (Address of principal executive offices)                 Zip Code)


Registrant's telephone number, including area code: (441) 295-5200


                               Not Applicable
       (Former name or former address, if changed since last report)



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Item 5.  Other Information

         On October 25, 2001, ACE Limited issued a press release announcing earnings highlights for the third-quarter of 2001.

         Attached as Exhibit 99.1 is a copy of the press release, dated October 25, 2001.





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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 25, 2001                    ACE LIMITED

                                           By:  /s/ Christopher Z. Marshall
                                                ---------------------------
                                                Christopher Z. Marshall
                                                Chief Financial Officer







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                               EXHIBIT INDEX

Exhibit
Number                        Description
------                        -----------

99.1              Press Release, dated October 25, 2001